Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
12.	Related Party Transactions

a) On March 17, 2010, the Partnership acquired from Teekay Corporation the two 2009-built Centrofin Suezmaxes and the Alexander Spirit and the associated long-term fixed-rate time-charter contracts for a total cost of $160 million. As described in Note 2, the acquisition was accounted for as a reorganization of entities under common control and accounted for on a basis similar to the pooling of interest basis. The Partnership financed the acquisition by assuming $126 million of debt, drawing $24 million on its existing revolving credit facilities and using $10 million of cash. In addition, the Partnership acquired approximately $15 million of working capital in exchange for a short-term vendor loan from Teekay Corporation. The excess of the purchase price over the historical carrying value of the assets acquired was $3.6 million and is reflected as a distribution of capital to Teekay Corporation.

During the years ended December 31, 2010 and 2009, $0.7 million and $1.6 million, respectively, of general and administrative expenses attributable to the operations of the Centrofin Suezmaxes and Alexander Spirit were incurred by Teekay Corporation and have been allocated to the Partnership as part of the results of the Dropdown Predecessor.

During the years ended December 31, 2010 and 2009, $0.3 million and $0.4 million, respectively, of interest expense attributable to the operations of the Alexander Spirit was incurred by Teekay Corporation and has been allocated to the Partnership as part of the results of the Dropdown Predecessor.

b) Two of the Partnership’s LNG carriers, the Arctic Spirit and Polar Spirit (or the Kenai LNG Carriers), are employed on long-term charter contracts with subsidiaries of Teekay Corporation. In addition, the Partnership and certain of its operating subsidiaries have entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership and its subsidiaries with administrative, crew training, advisory, technical and strategic consulting services. Finally, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary for the conduct of the Partnership’s business. Such related party transactions, excluding expenses allocated to the Partnership as part of the result of the Dropdown Predecessor, were as follows for the periods indicated:

	Year Ended
	December 31, 2011 $	December 31, 2010 $	December 31, 2009 $
Revenues (1)	35,068	36,512	38,860
Vessel operating expenses (2)	33,135	30,556	27,428
General and administrative (3) (4) (5)	15,468	14,919	11,403

(1)	Commencing in 2008, the Kenai LNG Carriers were time-chartered to Teekay Corporation at a fixed-rate for a period of ten years, (plus options exercisable by Teekay Corporation to extend up to an additional 15 years).
(2)	Teekay Corporation’s crew salaries and training.
(3)	Teekay Corporation’s administrative, advisory, technical and strategic management fees.
(4)	Includes $1.0 million, $0.8 million and $0.8 million of reimbursed costs incurred by Teekay GP L.L.C. during the years ended December 31, 2011, 2010 and 2009, respectively.
(5)	Amounts are net of $1.0 million, $1.0 million and $0.7 million for the years ended December 31, 2011, 2010 and 2009, respectively, which consist of the amortization of $3.0 million paid to the Partnership by Teekay Corporation in March 2009 for the right to provide ship management services to certain of the Partnership’s vessels.

c) As at December 31, 2011 and 2010, crewing and manning costs of $4.1 million and $3.6 million, respectively, were payable to affiliates and were included as part of accounts payable and accrued liabilities in the Partnership’s consolidated balance sheets. In addition, as at December 31, 2011 and 2010, non-interest bearing advances to affiliates totaled $11.9 million and $6.1 million, respectively, and non-interest bearing advances from affiliates totaled $17.4 million and $133.4 million, respectively. These advances are unsecured and have no fixed repayment terms, however, they are expected to be settled within the next fiscal year.

d) The Partnership was a party to an agreement with Teekay Corporation pursuant to which Teekay Corporation provided the Partnership with off-hire insurance for certain of its LNG carriers. The Partnership did not renew this off-hire insurance with Teekay Corporation, which expired during the second quarter of 2009 and incurred $0.5 million of these costs in 2009. The Partnership currently obtains third-party off-hire insurance for certain of its LNG carriers and self-insures the remaining vessels in its fleet.

e) In connection with the Partnership’s initial public offering in May 2005, the Partnership entered into an omnibus agreement with Teekay Corporation, the General Partner and other related parties governing, among other things, when the Partnership and Teekay Corporation may compete with each other and certain rights of first offer on LNG carriers and Suezmax tankers. In December 2006, the omnibus agreement was amended in connection with the initial public offering of Teekay Offshore Partners L.P. (or Teekay Offshore). As amended, the agreement governs, among other things, when the Partnership, Teekay Corporation and Teekay Offshore may compete with each other and certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, floating storage and offtake units and floating production, storage and offloading units.

f) On August 10, 2009, the Partnership acquired 99% of Teekay Corporation’s 70% ownership interest in the Teekay Tangguh Joint Venture (giving the Partnership a 69% interest in the joint venture) for a purchase price of $69.1 million (net of assumed debt). This transaction was concluded between two entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets of $31.8 million was accounted for as an equity distribution to Teekay Corporation. The remaining 30% interest in the Teekay Tangguh Joint Venture is held by BLT LNG Tangguh Corporation.

g) The Partnership’s Suezmax tanker the Toledo Spirit operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The remaining term of the time-charter contract was 15 years as of December 31, 2011, although the charterer has the right to terminate the time-charter in July 2018. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate.

During the years ended December 31, 2011, 2010 and 2009, the Partnership realized losses of $0.1 million, $1.9 million and $0.9 million, respectively, for amounts paid to Teekay Corporation as a result of this agreement (see Note 13). The amounts payable or receivable from Teekay Corporation are settled at the end of each year.

h) In July 2008, subsidiaries of Teekay Corporation (or the Skaugen Multigas Subsidiaries) signed contracts to purchase from I.M. Skaugen ASA (or Skaugen) two multigas carriers (or the Skaugen Multigas Carriers), which are two technically advanced 12,000-cubic meter newbuilding ships capable of carrying LNG, LPG or ethylene. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels.

On June 15, 2011 and October 17, 2011, the two Skaugen Multigas Carriers, the Norgas Unikum and the Norgas Vision, were delivered and commenced service under a 15-year, fixed-rate charters to Skaugen. On delivery, the Partnership concurrently acquired Teekay Corporation’s 100% ownership interests in the Skaugen Multigas Subsidiaries for a purchase price of $114.5 million. These transactions were concluded between entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the combined purchase price over the combined book value of the assets of $8.2 million was accounted for as an equity distribution to Teekay Corporation.

i) In June and November 2009, in conjunction with the acquisition of two LPG carriers from Skaugen (or the Skaugen LPG Carriers), Teekay Corporation novated interest rate swaps, each with a notional amount of $30.0 million, to the Partnership for no consideration. During 2010, the Partnership agreed to acquire an interest rate swap, with a notional amount of $30.0 million, relating to the third Skaugen LPG Carrier from Teekay Corporation for no consideration and the Partnership accounted for this swap during 2010. The actual acquisition of this interest rate swap was concurrent with the delivery of the third Skaugen LPG Carrier on September 15, 2011. These transactions were concluded between related parties and thus the interest rate swaps were recorded at their carrying values which were equal to their fair values. The excess of the liabilities assumed over the consideration paid amounting to $1.5 million and $4.8 million were charged to equity during the years ended December 31, 2010 and 2009, respectively.

j) In November 2009, the Partnership sold 1% of its interest in the Kenai LNG Carriers to Teekay GP L.L.C. (or the General Partner) for approximately $2.3 million.

k) During September and October 2011, the Partnership sold 1% of its ownership interest in its Skaugen Multigas Subsidiaries and the Skaugen LPG Carriers to the General Partner for approximately $1.8 million.

l) In December 2007, a consortium in which Teekay Corporation had a 33% ownership interest agreed to charter four newbuilding 160,400-cubic meter LNG carriers (or the Angola LNG Carriers) for a period of 20 years to Angola LNG Supply Services LLC. The consortium entered into agreements to construct the four LNG carriers at a total cost of approximately $906.0 million (of which Teekay Corporation’s 33% portion was $299.0 million), excluding capitalized interest. The vessels were chartered at fixed rates, with inflation adjustments, commencing upon delivery of the vessels. In March 2011, the Partnership agreed to acquire Teekay Corporation’s 33% ownership interest in these vessels and related charter contracts upon delivery of each vessel.

During August, September and October 2011, three of the Angola LNG Carriers delivered and commenced their 20-year, fixed-rate charter to Angola LNG Supply Services. Concurrently, the Partnership acquired Teekay Corporation’s 33% ownership interest in these three vessels and related charter contracts for a total equity purchase price of $57.3 million (net of assumed debt of $193.8 million). This transaction was concluded between entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets of $46.2 million was accounted for as an equity distribution to Teekay Corporation. The Partnership’s investments in the Angola LNG Carriers are accounted for using the equity method. The remaining Angola LNG Carrier delivered in January 2012 for an aggregate equity purchase price of approximately $19 million (net of assumed debt of $65 million), subject to adjustment based on actual costs incurred at the time of delivery.